Value Line
Emerging Opportunities Fund, Inc.

(VLEOX)

S U M M A R Y P R O S P E C T U S
A U G U S T 1 , 2 0 1 0

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/all_funds.html. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to fundsliterature@valueline.com. The current Prospectus and Statement of Additional Information dated August 1, 2010, are incorporated by reference into this Summary Prospectus.

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F U N D S U M M A R Y

Investment Objective

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.20%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Emerging Opportunities Fund	$122	$381	$660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies of the Fund

To achieve the Fund’s investment objective, at least 65% of the market value of the Fund’s total assets are invested in U.S. common stocks of small capitalization (including micro capitalization) companies, that is companies with a market capitalization of $2.5 billion or less at the time of purchase. The Fund may invest a portion of its assets in mid-capitalization companies. The Adviser considers companies with a market capitalization of $2.5 billion or less to be small capitalization companies and those with a market capitalization greater than $2.5 billion but less than $10 billion to be mid-capitalization companies.

In selecting securities for purchase or sale, the Adviser relies generally on the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System (the “Ranking Systems”). The Ranking Systems compare an estimate of the probable market performance of each common stock during the next six to twelve months to that of all of the stocks under review and rank common stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund generally invests are selected from those U.S. securities ranked 1, 2 or 3 by one of the Ranking Systems, but the Fund may also invest in other common stocks which evidence strong earnings or stock price momentum.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks.

Investing in small and micro capitalization companies as well as investing in mid-capitalization companies often involve greater risks than investing in larger, more established companies. Smaller companies may have less management experience, fewer financial resources and limited product diversification, which may lead to greater volatility in stock prices than that of larger companies.

Other risks that you assume when investing in the Fund are those associated with investing in common stocks and market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks.

The Fund’s use of the Ranking Systems involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The Fund will be affected by changes in stock prices which have historically tended to fluctuate more than bond prices.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 9.

Fund Performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of the Russell 2000 Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns (before taxes) as of 12/31 each year (%)

Best Quarter: Q2 2001 +18.19%
Worst Quarter: Q4 2008 –25.60%

As of June 30, 2010, the Fund had a year-to-date total return of –3.51%

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years
Value Line Emerging Opportunities Fund
Return before taxes	24.63%	0.91%	4.38%
Return after taxes on distributions	24.63%	0.72%	3.75%
Return after taxes on distributions and sale of Fund shares	16.01%	0.29%	3.47%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.51%	3.51%

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management, LLC, (the “Adviser”).

Portfolio Manager. Stephen E. Grant is responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or Value Line since 1991 and has been the Fund’s portfolio manager since 1998.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary. You may also redeem your shares by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. You can exchange all or part of your investment in the Fund for shares in other Value Line funds. To execute an exchange, call 800-243-2729.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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